Exhibit 10.20

AMENDMENT No. 1 dated as of December 5, 2002 (this “Amendment”), to the Credit Agreement dated as of May 13, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEAGATE TECHNOLOGY HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Cayman Borrower”), SEAGATE TECHNOLOGY (US) HOLDINGS, INC., a Delaware corporation (the “U.S. Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, as Administrative Agent.

A.    The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

B.    The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C.    Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1.    Amendments to Section 6.08(a).    Section 6.08(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause “(viii)” and (ii) inserting the following new clause “(x)” after clause “(ix)” in such section:

and (x) following an IPO of Intermediate Holdings, the U.S. Borrower and STI may make distributions to the Cayman Borrower and the Cayman Borrower may make distributions to Intermediate Holdings, in each case in amounts necessary to permit Intermediate Holdings to pay validly declared, regularly scheduled quarterly dividends to its shareholders on a pro rata basis (each such dividend, an “Intermediate Holdings Dividend”), provided that after giving effect to each Intermediate Holdings Dividend, (A) no default or event of default shall have occurred and be continuing under the Senior Note Documents as in effect on December 5, 2002, (B) no Default shall have occurred and be continuing and (C) for so long as any Term Loans are outstanding, if the amount of all Intermediate Holdings Dividends during any period of four consecutive fiscal quarters would exceed $80,000,000 (such excess amount, the “Excess Dividend”), the Borrowers shall, at the time of the Intermediate Holdings Dividend giving rise to the Excess Dividend, prepay Term Loans in accordance with Section 2.11(d) and (e) in an amount equal to the product of (x) such Excess Dividend and (y) ten;

SECTION 2.    Representations and Warranties.    Each of Intermediate Holdings and Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

(b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

SECTION 3.    Amendment Fee.    In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 5, 2002, an amendment fee (the “Amendment Fee”) of 37.5 basis points on the aggregate amount of the Revolving Exposure, Term Loans and unused Commitments of such Lender.

SECTION 4.    Conditions to Effectiveness.    This Amendment shall become effective as of December 5, 2002, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Intermediate Holdings, the Borrowers and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct, (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable and (d) the IPO of Intermediate Holdings shall have occurred; provided, however, that this Amendment shall not become effective if the condition set forth in this clause (d) shall not have occurred on or prior to March 31, 2003.

SECTION 5.    Credit Agreement.    Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

SECTION 6.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 8.    Expenses.    The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 9.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

SEAGATE TECHNOLOGY HOLDINGS,

By:
Name:
Title:

SEAGATE TECHNOLOGY HDD HOLDINGS,

By:
Name:
Title:

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

By:
Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent,

By:
Name:
Title:

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SIGNATURE PAGE TO AMENDMENT,
DATED AS OF December     , 2002

To Approve the Amendment:

Name of Institution
By:
Name:
Title:

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